PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2021
PROPERTY AND EQUIPMENT
Summary of balances of property and equipment by type

	December 31,
(Dollars in millions)	2021	2020
Information technology equipment	$7,847	$10,005
Buildings and leasehold improvements	2,869	2,968
Office and other equipment	397	346
Land and land improvements	72	149
Property and equipment, gross	$11,185	$13,468
Less: Accumulated depreciation	8,261	9,478
Property and equipment, net	$2,923	$3,991